EXHIBIT 10.28

                             SUBSCRIPTION AGREEMENT


Medstrong International Corporation
313 Northeast Third Street
Delray Beach, FL 33444

Gentlemen:

Section 1. Purchase and Sale. The undersigned subscriber ("Purchaser"), hereby tenders this Subscription Agreement and applies for the purchase of the number of shares set forth on the signature page hereof (the "Shares") of Common Stock, par value $0.001 per share (the "Common Stock"), of Medstrong International Corporation, a Delaware corporation (the "Company"), as a part of an offering by the Company (the "Offering") of 2,600,000 shares of Common Stock. Together with this Subscription Agreement, the Purchaser is delivering the full amount of the purchase price for the Shares (the "Purchase Price") for which the Purchaser is subscribing. This subscription may be rejected, in whole or in part, by the Company in its sole discretion. The undersigned purchaser hereby tenders this Subscription Agreement and applies for the purchase of the number of Shares set forth on the signature page hereof (the "Signature Page") at the purchase price per of Ten ($.10) Cents per Share.

Section 2. Amount and Method of Payment. Payment of the Purchase Price required to purchase the number of Shares subscribed for hereunder shall be made as directed by the Company in the amount of the Purchase Price for the Shares subscribed for. If a subscription is rejected in whole or in part or if the Offering is terminated for any reason, the Purchaser's subscription shall be void and all funds received from the Purchaser shall be returned as soon as practicable to the Purchaser without any interest thereon, and without charge or deduction.

Section 3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:

3.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to carry on its business as conducted or proposed to be conducted by it and to hold title to its property, which business and property is described in the Company Reports (as hereinafter defined). The Company has the corporate power and authority to execute and deliver this Subscription Agreement, to conduct such business and to perform its obligations hereunder and consummate the transactions contemplated this Subscription Agreement.

3.2 When (i) the Company has received payment in accordance with the provisions of this Subscription Agreement, and (ii) certificates evidencing the shares of Common Stock that comprise the Shares subscribed for hereby have been issued to the Purchaser, the Shares will be validly issued, fully paid and non-assessable shares of Common Stock.

3.3 As of the date of the Company Reports (and as of the effective date of each supplement thereto or amendment thereof) and to the best of the Company's knowledge after due inquiry, the Company Reports do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.4 Except as disclosed in the Company Reports, there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against or affecting the Company which could prevent or interfere with or adversely affect the execution and delivery by the Company of this Subscription Agreement or the performance by the Company of its obligations hereunder or the offering, issuance and sale of the Shares, or which, individually or in the aggregate, would have a material adverse effect on the value of the assets or the operation of the business of the Company.

3.5 Except as otherwise disclosed in the Company Reports, all requisite authorizations, approvals or orders from any court, governmental or regulatory official or body necessary to permit the Company to conduct its business as described in the Company Reports have been obtained.

3.6 This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except that (i) such enforcement may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) the indemnification provisions of this Subscription Agreement may be held to violate public policy (under either federal or state law) in the context of the offer or sale of securities.

3.7 The Company's execution and delivery of this Subscription Agreement, the fulfillment of the terms set forth herein and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under (i) the Company's articles of incorporation or by-laws,
(ii) any material agreement, indenture or instrument by which the Company is bound, or (iii) any law, administrative regulation or court decree.

3.8 The financial statements of the Company contained in the Company Reports have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby, and present fairly the financial position of the Company as of the respective dates indicated. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) have been made which are considered necessary for a fair presentation of such information for the periods presented.

3.9 The sale of the Shares has been duly and validly authorized by the Company. Except as disclosed in the Company Reports, there are no outstanding options, warrants or other rights to purchase or otherwise acquire any shares of Common Stock or any security convertible into such shares of Common Stock.

Section 4. Representations and Warranties of Purchaser. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

4.1 The undersigned understands that the Shares have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state in the United States, by reason of their contemplated issuance in transactions exempt from the prospectus and delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act, and that the reliance on such exemption from registration is predicated in part on these representations and warranties of the Purchaser. The Purchaser acknowledges that a restrictive legend consistent with the foregoing has been or will be placed on the certificates evidencing the Shares. The Purchaser understands that neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the investment or reviewed or confirmed the accuracy or determined the adequacy of any information furnished to the Purchaser in connection with this offering.

4.2 The Purchaser is acquiring the Shares solely for the account of the Purchaser, for investment purposes only, and not with a view towards the resale or distribution thereof. The Purchaser further agrees not to transfer the Shares in violation of the Securities Act, or any applicable state securities law, and no one other than the Purchaser has any beneficial interest in the Shares;

4.3 The Shares are "restricted securities", as said term is defined in Rule 144 promulgated under the Securities Act;

4.4 The Purchaser agrees that it will not sell or otherwise dispose of any of the Shares unless such sale or other disposition (i) has been registered under the Securities Act or, in the opinion of counsel, is exempt from registration under the Securities Act and (ii) has been registered or qualified or, in the opinion of such counsel, is exempt from registration or qualification under the applicable state securities laws. The Purchaser may not sell, transfer, or otherwise dispose of the Shares, except in compliance with the applicable rules of the SEC and applicable state securities authorities;

4.5 The Purchaser is (i) an "accredited investor", as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and is sufficiently knowledgeable to understand the risks involved in purchasing the Shares, and (ii) the Purchaser, or the Purchaser through its representative, or if the Purchaser is a corporation, partnership, limited liability company, trust or other entity, the Purchaser, by and through its officers, directors, members, trustees, employees or other advisors, (I) is experienced in evaluating an investment in the Company, (II) has determined that an investment in the Company is a suitable investment for the Purchaser and (III) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's investment in the Company. The Purchaser has the financial ability to bear the economic risks of its entire investment for an indefinite period, would be able to sustain a complete loss of its investment, and the Purchaser has no need for liquidity with respect to its investment in the Company. If the Purchaser is a natural person, the Purchaser has adequate means for providing for current needs and personal contingencies;

4.6 The Purchaser is not an officer, director or "affiliate" (as that term is defined in Rule 405 promulgated under the Securities Act) of the Company;

4.7 The Purchaser, and if applicable, the Purchaser's representative, has received and carefully reviewed the following documents constituting the periodic reports filed by the Company with the SEC:

A.    ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEARS ENDED DECEMBER 31, 2005;
      AND

B. QUARTERLY REPORTS ON FORM 10 QSB FOR THE FISCAL QUARTERS ENDED MARCH 31, JUNE 30 AND SEPTEMBER 30, 2006.

      The Purchaser acknowledges and agrees that the foregoing shall be supplemented by subsequent periodic reports filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended. The foregoing enumerated periodic reports and the subsequent periodic reports filed by the Company are hereinafter collectively referred to as the "Company Reports".

4.8 The Purchaser, and if applicable, the Purchaser's representative, has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and to verify the accuracy of any representation or information set forth in the Company Reports, and all such questions, if any, have been answered to the full satisfaction of the Purchaser;

4.9 The Purchaser, and if applicable, the Purchaser's representative, has received from the Company, and has reviewed, such information which the Purchaser considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, including, without limitation, the Company Reports and, in particular, the Purchaser acknowledges that, as shown in the financial statements included in the Company's quarterly report on Form 10-QSB for the nine month period ended September 30, 2006, the Company has no revenues and has current liabilities in excess of $1,000,000;

4.10 Except as set forth in this Subscription Agreement, no representations or warranties have been made to the Purchaser, and if applicable, the Purchaser's representative, by the Company or any agent, employee or affiliate of the Company. The Purchaser has relied solely on the representations, warranties, covenants and agreements of the Company in this Subscription Agreement and on the Purchaser's examination and independent investigation in making its decision to acquire the Shares;

4.11 The Purchaser understands that the Shares are being offered and sold expressly conditioned upon the satisfaction of specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire such securities;

4.12 The Purchaser has full power and authority to execute and deliver this Subscription Agreement and to perform the Purchaser's obligations hereunder, and this Subscription Agreement is a legally binding obligation of the Purchaser enforceable against Purchaser in accordance with its terms; and

4.13 The Purchaser has not incurred any obligation for any finder's, or broker's agent's fees or commission in connection with the transactions contemplated hereby.

Section 5. All the information which the undersigned has furnished to the Company, or which is set forth herein, is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information, the Purchaser will immediately furnish such revised or corrected information to the Company.

Section 6. Restrictive Legend and Stop-Transfer Instructions.

6.1 The Purchaser shall comply with all of the following restrictions prior to reselling any of the Shares:

(a) Until the Shares have been registered with the SEC, the Purchaser shall notify the Company about any proposed resale which notice must be received by the Company at least five (5) business days prior to such resale;

(b) All offers or sales of such securities by the Purchaser in the United States or to U.S. persons may only be made pursuant to an effective registration statement filed under the Securities Act or pursuant to an exemption from registration under this Securities Act and in compliance with all applicable state securities laws; and

(c) If requested by the Company, the Purchaser shall provide a satisfactory opinion from legal counsel that the Purchaser's resale complies with this
      Section 6.1.

6.2 Any certificate or certificates representing the Shares shall bear an appropriate legend evidencing the preceding restrictions in substantially the following form:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

Section 7. Indemnification.

The undersigned Purchaser agrees to indemnify and hold harmless the Company and its employees, agents, attorneys and affiliates from and again st all damages, losses, costs and expenses (including attorneys' fees) which they may incur by reason for the failure of the undersigned to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of any of the representations and warranties made by the undersigned herein or in any document provided by the undersigned Purchaser to the Company

Section 8. Confidentiality. The Purchaser acknowledges and agrees that all information relating to the Company and this offering shall be kept confidential by the Purchaser, except as otherwise required by law or made public other than by or through the undersigned.

Section 9. Nontransferability. Neither this Subscription Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser and any attempted assignment shall be null and void.

Section 10. Amendment; Entire Agreement; Governing Law. This Subscription Agreement (i) may only be modified by a written instrument executed by the Purchaser and the Company, (ii) sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings between or among the parties with respect to the subject matter hereof, (iii) shall be governed by the laws of the State of Florida applicable to contracts made and to be wholly performed therein, and
(iv) shall inure to the benefit of, and be binding upon, the Company and the Purchaser and their respective successors and permitted assigns.

Section 11. Notices. All notices, request, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following address and facsimile numbers (or to such other addresses or facsimile numbers which such party shall subsequently designate in writing to the other party): (a) If to the Company:
Medstrong International Corporation, 313 Northeast Third Street, Delray Beach, FL 33444 ; and (b) If to the Purchaser: to its address set forth on the Signature Page.

Section 12. Pronouns; Counterparts. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders. This Subscription Agreement may be executed in counterparts and by facsimile and each of such counterparts shall constitute an original, and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals as of November 27, 2006.


Number of Shares subscribed: _________________________________________


Aggregate Purchase Price of Shares subscribed,  $______________________

Purchaser (please print)


By:
    -------------------------------------
    Signature; Title

Address:
____________________________________
____________________________________
____________________________________

Facsimile No:

E-mail: ____________________________________


MEDSTRONG INTERNATIONAL CORPORATION


By: /s/ Gary Schultheis
    -------------------------------------
    Gary Schultheis, President